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                                                                   EXHIBIT 10.38

           NATIONAL CITY BANK OF KENTUCKY/NATIONAL PROCESSING COMPANY

                      CHECK PROCESSING SERVICES AGREEMENT


  This Agreement by and between National City Bank of Kentucky, a national banking association (hereinafter, "National City") and National Processing Company, a Kentucky corporation (hereinafter, "NPC") is entered into this ____ day of _______________, 1996.

  WHEREAS, National City is a commercial bank which, among other things, serves as a depository and collecting bank of checks, drafts and other negotiable items; and

  WHEREAS, NPC is in the business, among other things, of providing remittance processing services for customers, in connection with which NPC utilizes check depository and check collection (collectively, "check processing") services; and

  WHEREAS, National City desires to provide to NPC and NPC desires to receive from National City certain check processing and related services as described hereunder;

  NOW, THEREFORE, in consideration of the above premises and the mutual promises and undertaking of the parties set forth below, the parties, intending to be legally bound, do hereby agree as follows:

  1. DESCRIPTION OF SERVICES. National City agrees to provide and NPC agrees to accept, in accordance with the terms and conditions stated herein, those check processing and related services as set forth in the Schedule A attached hereto and incorporated herein (the "Services"). National City will use good faith efforts to provide the Services in a good, workmanlike and professional manner.

   From time to time, National City may provide, and NPC may accept, additional or new Services ("New Services"). Fees that NPC shall pay National City for New Services shall be determined in accordance to Section 3 of this Agreement and shall be governed by this Agreement.

   To the extent not inconsistent with the provisions of this Agreement, all Services and New Services provided hereunder shall be subject to the terms and conditions generally applicable to National City's customary business deposit accounts from time to time.

  2. TERM. Subject to the right of termination as provided herein, this Agreement shall have an initial term commencing on the date hereof and ending at midnight, December 31, 1997, and shall automatically renew for successive one-year terms thereafter.

  3. FEES. National City shall charge NPC for the Services as set forth on Schedule B and for New Services based on mutually agreeable, market-competitive pricing. NPC shall pay fees to National City in accordance with the attached Schedule B on a monthly basis, in arrears. Payment not made within thirty (30) days of the invoice date will have interest assessed at the annualized rate of 15% of the unpaid amount.
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   The parties acknowledge that the fees set forth on Schedule B are based on current volumes, mix of items, and processing requirements. Should one or more such elements change in a manner as to demonstrably increase National City's cost of providing its services hereunder, National City may, on thirty (30) days' written notice, increase its fees to fairly reflect such increase in costs.

  4. FEE ADJUSTMENTS. The fees set forth on Schedule B shall remain fixed through December 31, 1996. On or before October 1, 1996 and each succeeding October 1, National City may revise its fees to be applicable during the succeeding calendar year, by giving written notice thereof to NPC.

  5. TERMINATION. This Agreement may be terminated at any time by either party upon ninety (90) days' written notice. In addition, following receipt from National City of written notice of a fee increase, NPC may terminate this Agreement upon sixty (60) days' written notice.

  6. INDEMNITY. NPC agrees to indemnify and hold National City harmless against claims and liabilities which may arise in connection with providing of Services by National City hereunder except in the case of gross negligence by or willful misconduct of National City.

  7. MISCELLANEOUS.

   (a) APPLICABLE LAW. This Agreement shall be construed in accordance with the laws of the Commonwealth of Kentucky.

   (b) ENTIRE AGREEMENT. This Agreement represents the entire understanding between the parties with respect to the matters contained herein and, except as otherwise provided herein, may be amended only by an instrument in writing signed by the parties hereto. There are no representations or warranties, expressed or implied, other than those contained herein.

   (c) WAIVERS. No delay or omission by either party hereto to exercise any right or power under this Agreement shall impair such right or be construed to be a waiver thereof. A waiver by any of the parties hereto of any of the covenants to be performed by the other party or of any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant contained in this Agreement.

   (d) NOTICE. Any notice required or permitted hereunder shall be in writing and may be given by personal service, by certified or registered mail, return receipt requested, postage prepaid, or by overnight delivery by a nationally recognized courier to the addresses of the parties as they appear below or as changed through written notice to the other party. Delivery shall be deemed to have occurred upon receipt by the party to whom the notice is addressed.

                 To NPC:                       National Processing Company
                                               1231 Durrett Lane
                                               Louisville, Kentucky 40285-0001
                                               Attn:  Richard Alston

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            To National City:              National City Bank of Kentucky
                                           101 South Fifth Street
                                           Louisville, Kentucky 40202
                                           Attn:  Manager, Deposit Services

                 (e) ASSIGNMENT. Neither party may assign or transfer this Agreement, except as provided herein, without the prior written consent of the other party, which consent shall not be withheld, conditioned or delayed unreasonably. This Agreement may be assigned by either party to a successor corporation, without the other's consent, provided such successor corporation fully assumes the rights and liabilities of the assigning party under this Agreement. The assigning party shall promptly notify the other of any such assignment.

                 (f) BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.





                 (g) VALIDITY. In the event that any of the terms of this Agreement are in conflict with any rule of law, statutory provisions or policy, or otherwise unenforceable under the laws or regulations of any applicable jurisdiction within the United States of America, or any governmental subdivision or agency thereof, such terms shall be deemed stricken from this Agreement, but such invalidity or unenforceability shall not invalidate any of the other terms of this Agreement and this Agreement shall continue in force and effect.

                 (h) RELATIONSHIP OF THE PARTIES. Nothing contained in this Agreement shall be deemed as construed by the parties hereto or by any third party to create the relationship of, principal and agent or of partnership or of joint venture between the parties hereto.

                 (i) AUTHORITY OF PARTIES. Each party hereto warrants that its is authorized to enter into this Agreement, that the person signing on its behalf is duly authorized to execute this Agreement, and that no other signatures are necessary.



NATIONAL CITY BANK OF KENTUCKY                       NATIONAL PROCESSING COMPANY


By: __________________________________               By:_______________________

Name: ________________________________               Name:_____________________

Title: _______________________________               Title:____________________


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